UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 5, 2023
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	TX	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On June 5, 2023, Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”) launched and priced an offering of $250,000,000 aggregate principal amount of 5.900% notes due 2024 (the “2024 notes”) and $550,000,000 aggregate principal amount of 5.250% notes due 2028 (the “2028 notes” and, together with the 2024 Notes, the “Notes”) pursuant to an underwriting agreement dated June 5, 2023 (the “Underwriting Agreement”) among Hewlett Packard Enterprise and Citigroup Global Markets Inc., BofA Securities, Inc. and Santander US Capital Markets LLC, as representatives of the several underwriters named in Schedule 1 therein. The 2024 notes will be consolidated, will form a single series and will be fully fungible with its 5.900% notes due 2024 that were issued on March 21, 2023 in aggregate principal amount of $1,300,000,000. After giving effect to the issuance of the 2024 notes, there will be $1,550,000,000 aggregate principal amount of 5.900% notes due 2024 outstanding.

The offer and sale of the Notes was registered under Hewlett Packard Enterprise’s registration statement on Form S-3 filed on December 10, 2020) (File No. 333-251271). Hewlett Packard Enterprise intends to use the net proceeds of the offering, together with cash on hand, to refinance upcoming debt maturities and for general corporate purposes. The Notes offering is expected to close on June 14, 2023.

The Notes are Hewlett Packard Enterprise’s senior unsecured obligations and rank equally in right of payment with all of Hewlett Packard Enterprise’s existing and future senior unsecured indebtedness.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference.

Forward-looking statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words ‘‘believe’’, ‘‘expect’’, ‘‘anticipate’’, ‘‘intend’’, ‘‘will’’, ‘‘estimates’’, ‘‘may’’, ‘‘likely’’, ‘‘could’’, ‘‘should’’ and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections or expectations of revenue, margins, expenses, investments, effective tax rates, interest rates, the impact of tax law changes (including those in the Inflation Reduction Act of 2022) and related guidance and regulations, net earnings, net earnings per share, cash flows, liquidity and capital resources, inventory, order book, goodwill, impairment charges, hedges and derivatives and related offsets, benefit plan funding, deferred tax assets, share repurchases, currency exchange rates, repayments of debts including our asset-backed debt securities, amortization of intangible assets, or other financial items; recent amendments to accounting guidance and any potential impacts on our financial reporting therefrom; any projections of the amount, execution, timing, and results of any transformation or impact of cost savings or restructuring plans, including estimates and assumptions related to the anticipated benefits, cost savings, or charges of implementing such transformation and restructuring plans; any statements of the plans, strategies, and objectives of management for future operations, as well as the execution and consummation  of corporate transactions or contemplated acquisitions and dispositions (including but not limited to the disposition of H3C shares and the receipt of proceeds therefrom), research and development expenditures, and any resulting benefit, cost savings, charges, or revenue or profitability improvements; any statements concerning the expected development, performance, market share, or competitive performance relating to products or services; any statements concerning technological and market trends, the pace of technological innovation, and adoption of new technologies, including products and services offered by Hewlett Packard Enterprise; any statements regarding current or future macroeconomic trends or events and the impacts of those trends and events on Hewlett Packard Enterprise and our financial performance, including but not limited to supply chain, inflation, demand for our products and services, and financial sector volatility, and our actions to mitigate such impacts on our business; any statements regarding future regulatory trends and the resulting legal and reputational exposure, including but not limited to those relating to environmental, social, and governance issues; any statements regarding pending investigations, claims, or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.
2

Risks, uncertainties, and assumptions include the need to address the many challenges facing Hewlett Packard Enterprise’s businesses; the competitive pressures faced by Hewlett Packard Enterprise’s businesses; risks associated with executing Hewlett Packard Enterprise’s strategy; the impact of macroeconomic and geopolitical trends and events, including but not limited to financial sector volatility, supply chain constraints, the inflationary environment, the ongoing conflict between Russia and Ukraine, and the relationship between China and the U.S.; the need to effectively manage third-party suppliers and distribute Hewlett Packard Enterprise’s products and services; the protection of Hewlett Packard Enterprise’s intellectual property assets, including intellectual property licensed from third parties and intellectual property shared with its former parent; risks associated with Hewlett Packard Enterprise’s international operations (including from public health problems and geopolitical events, such as those mentioned above); the development of and transition to new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by Hewlett Packard Enterprise and its suppliers, customers, clients, and partners, including any impact thereon resulting from macroeconomic or geopolitical events, such as those mentioned above; the hiring and retention of key employees; the execution, integration, and other risks associated with business combination and investment transactions; the impact of changes to privacy, cybersecurity, environmental, global trade, and other governmental regulations; changes in our product, lease, intellectual property, or real estate portfolio; the payment or non-payment of a dividend for any period; the efficacy of using non-GAAP, rather than GAAP, financial measures in business projections and planning; the judgments required in connection with determining revenue recognition; impact of company policies and related compliance; utility of segment realignments; allowances for recovery of receivables and warranty obligations; provisions for, and resolution of, pending investigations, claims, and disputes; the impacts of the Inflation Reduction Act of 2022 and related guidance or regulations; and other risks that are described in Hewlett Packard Enterprise’s other filings with the Securities and Exchange Commission, including but not limited to the risks described in Hewlett Packard Enterprise’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022, Hewlett Packard Enterprise’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2023 and April 30, 2023, and in other filings made by Hewlett Packard Enterprise from time to time with the Securities and Exchange Commission. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of June 5, 2023, among Hewlett Packard Enterprise and Citigroup Global Markets Inc., BofA Securities, Inc. and Santander US Capital Markets LLC, as representatives of the several underwriters named in Schedule 1 therein.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
3

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: June 7, 2023	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Corporate Secretary